                                                                 Exhibit 10.3.1

                                 FIFTH AMENDMENT
                                       TO
                              ROBBINS & MYERS, INC.
                                  PENSION PLAN

                (as Amended and Restated Effective as of 10/1/89)

         WHEREAS, Robbins & Myers, Inc. (the "Company") maintains Robbins & Myers, Inc. Pension Plan (the "Plan"); and

         WHEREAS, amendment of the Plan is now deemed desirable;

         NOW, THEREFORE, the Corporate Benefits Committee, acting pursuant to the authority granted to it by Section 11.1 of the Plan, hereby amends the Plan, effective October 1, 1994 by substituting the following for subparagraph 6.7(a)(2):

         (2) LUMP SUM OPTION. A lump sum option is also available under the Plan. The lump sum Actuarial Equivalent value shall be determined on the basis of the benefit that the Member would have been entitled to on the first day of the month following the later of his Normal Retirement Age or the date on which his Vesting Service terminates. Notwithstanding the foregoing, effective for Vesting Service accrued on or after October 1, 1994, the value of the supplemental benefit ($3.50 times years of Vesting Service) will not be taken into account when calculating the amount of the Member's distribution under the lump sum option.

                  A Member's election of the lump sum option shall include a waiver of an immediately payable Qualified Joint and Survivor Annuity under section 6.6, together with spousal consent if the Member is married. Such waiver shall not be necessary if the lump sum payment is made pursuant to the provisions of section 6.8.

                  Subject to the waiver described above, the lump sum option described in this paragraph (2) shall be available effective as of October 1, 1989 to all Members other than those who are in pay status, including retirees and terminated vested Members.

         IN WITNESS WHEREOF, the undersigned, a duly appointed member of the Corporate Benefits Committee, has caused this Fifth Amendment to be executed on its behalf, this 24th day of September, 1994.

                                       By /s/
                                         ------------------------------
                                          A Member of the Corporate
                                          Benefits Committee

                                 SIXTH AMENDMENT
                                       TO
                              ROBBINS & MYERS, INC.
                                  PENSION PLAN

                (as Amended and Restated Effective as of 10/1/89)

         WHEREAS, Robbins & Myers, Inc. (the "Company") maintains Robbins & Myers, Inc. Pension Plan (the "Plan"); and

         WHEREAS, amendment of the Plan is now deemed desirable;

         NOW, THEREFORE, the Corporate Benefits Committee, acting pursuant to the authority granted to it by Section 11.1 of the Plan, hereby amends the Plan, effective October 1, 1994:

         (1)      By substituting the following for paragraph 2.1(b):

         (b) "ACTUARIAL EQUIVALENT" means a benefit having the same value as the benefit which it replaces. Except as otherwise provided elsewhere in the Plan, such benefit shall be computed based on such tables as are attached as an exhibit to the Plan, and otherwise computed on the bases of the 1971 Group Annuity Mortality Table, weighted 80 percent male and 20 percent female, and on a 7 percent interest assumption.

                  Notwithstanding the above, for purposes of determining single sum cash settlements, the interest rate used shall be the immediate and deferred rate which would be used (as of the first day of the Plan Year in which the distribution occurs) by the Pension Benefit Guaranty Corporation ("PBGC") for purposes of determining the present value of a lump sum distribution upon the termination of a defined benefits plan; provided, however, that if, using that rate, a lump sum benefit is determined to be at least $25,000, the benefit will be recalculated using an interest rate of 120 percent of the PBGC rate described above.

         (2)      By substituting the following for subparagraph
6.5(b)(1):

                  (1)      IF MEMBER SURVIVES TO BENEFIT COMMENCEMENT DATE.
                           The reduced amount of the monthly retirement benefits payable to a terminated Member at retirement (and accordingly under section 6.6, if applicable), if he does not die prior to the Benefit Commencement Date, shall be equal to an amount determined by applying to the monthly retirement benefit otherwise payable to the Member a "Reduction Percentage" for the number of complete months during which the coverage is in effect. The Reduction Percentage shall be .0083 percent per month (one-tenth of 1 percent per year) for Members under age 45, .0333 percent per month (four-tenths of 1 percent per year) for Members ages 45 through 54, and .0667 percent per month (eight-tenths of 1 percent per year) for Members ages 55 through 64. On and after October 1, 1994, the reduction described above shall apply only with respect to individuals who are Former Participants.

         IN WITNESS WHEREOF, the undersigned, a duly appointed member of the Corporate Benefits Committee, has caused this Sixth Amendment to be executed on its behalf, this _____ day of September, 1994.

                                       By
                                         ------------------------------
                                          A Member of the Corporate
                                          Benefits Committee

                              SEVENTH AMENDMENT TO
                              ROBBINS & MYERS, INC.
                                  PENSION PLAN

         WHEREAS, Robbins & Myers, Inc. (the "Company") maintains the Robbins & Myers, Inc. Pension Plan (the "Plan"); and

         WHEREAS, amendment of the Plan is now deemed desirable;

         NOW, THEREFORE, the Corporate Benefits Committee, acting pursuant to the authority granted to it by Section 11.1 of the Plan, hereby amend the Plan is the follow particulars:

                  (1) By adding Addendum A, as attached hereto, immediately following the last Article thereof, effective for all distributions made after December 31, 1992.

                  (2) By adding Addendum B immediately following Addendum A as attached hereto, effective for all Plan Years beginning after December 31, 1993.

         IN WITNESS WHEREOF, the undersigned, a duly appointed member of the Corporate Benefits Committee, has caused this Seventh Amendment to be executed on its behalf, this 23rd day of December, 1994.

                                       /s/
                                       ----------------------------------
                                       A Member of the Corporate Benefits
                                       Committee

                                   ADDENDUM A

                       IRS MODEL DIRECT ROLLOVER REVISIONS

A.1 ROLLOVER REQUIREMENTS

This Addendum applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Addendum, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

A.2 DEFINITIONS

(a) Eligible rollover distribution: An eligible rollover distribution is any cash distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

(b) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

(c) Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

(d) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                   ADDENDUM B

                      IRS MODEL SECTION 401(a)17 LIMITATION

In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the plan to the contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

If compensation for any prior determination period is taken into account in determining an employee's benefit accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

                               EIGHTH AMENDMENT TO
                              ROBBINS & MYERS, INC.
                                  PENSION PLAN

         WHEREAS, Robbins & Myers, Inc. (the "Company") maintains the Robbins & Myers, Inc. Pension Plan (the "Plan"); and

         WHEREAS, amendment of the Plan is now deemed desirable;

         NOW, THEREFORE, the Corporate Benefits Committee, acting pursuant to the authority granted to it by Section 11.1 of the Plan, hereby amend the Plan, effective October 1, 1993, by adding the following subsection 6.13 to the Plan:

         6.13 EXTENDED WEAR AWAY. Notwithstanding the foregoing, with respect to each Participant whose Compensation exceeded $150,000 during the Plan Year ended September 30, 1993, the amount of a Participant's Accrued Benefit will not be less than the greater of the amount of the Participant's Accrued Benefit, if any, determined as at September 30, 1989 under the terms of the Plan as then in effect, or the amount of the Participant's Accrued Benefit, if any, determined as at September 30, 1993 under the terms of the Plan as then in effect plus such additional amount, if any, as is accrued after September 30, 1993 pursuant to the foregoing provisions of this subsection.

         IN WITNESS WHEREOF, the undersigned, a duly appointed member of the Corporate Benefits Committee, has caused this Eighth Amendment to be executed on its behalf, effective as of September 30, 1994.

                                       /s/
                                       ----------------------------------
                                       A Member of the Corporate Benefits
                                       Committee

                               NINTH AMENDMENT TO
                              ROBBINS & MYERS, INC.
                                  PENSION PLAN

         WHEREAS, Robbins & Myers, Inc. (the "Company") maintains the Robbins & Myers, Inc. Pension Plan (the "Plan"); and

         WHEREAS, amendment of the Plan is now deemed desirable;

         NOW, THEREFORE, the Corporate Benefits Committee, acting pursuant to the authority granted to it by Section 11.1 of the Plan, hereby amend the Plan effective October 1, 1989, in the follow particulars:

                  (1) by adding the following two sentences to the end paragraph 2.1(j) of the Plan:

         If the Participant is a "5-percent owner" (as defined in section 414(q)(3) of the Code) or is one of the 10 Highly Compensated Employees earning the most Compensation without regard to the $200,000 limit, such limitation shall be calculated by aggregating the Compensation of the Participant and of the Participant's spouse and his lineal descendents who have not attained age 19 by the close of the Plan Year, if they are Participants in the Plan. Compensation in excess of the limit under section 401(a)(17) shall not be taken into account under the Plan for any purpose.

                  (2) by adding the following two sentences to the end of paragraph 6.5(b)(1) of the Plan:

         There shall be no Reduction Percentage in effect for any month prior to the date the Committee provides notice to the Member of his and his spouse's rights to waive the preretirement surviving spouse annuity.

                  (3) by adding a new subsection 6.7(c) to the Plan:

                  (c) NORMAL FORM. The qualified joint and survivor annuity described above shall be at least as valuable as any optional form of benefit payable under the Plan.

                  (4) by inserting the word "any" at the end of the first line of subsection 6.8.

                  (5) by substituting the following for paragraphs 6.10(a) of the Plan:

                  6.10 MAXIMUM ANNUAL BENEFITS. Notwithstanding any other provisions of this Plan to the contrary, the annual benefit provided under this Plan (together with that provided by all other defined benefit plans of the Affiliates) for any Member for a limitation year, which shall be the calendar year, shall in no event exceed the lesser of (a) or (b) below:

         (a)      An amount equal to the lesser of (1) or (2) below:

                  (1) $90,000, or the smaller Actuarial Equivalent of the benefit payable at the Member's Social Security Retirement Age if payments begin before that age, or the larger Actuarial Equivalent of the benefit payable at that age if payments begin after that age; or

                  (2) an amount equal to 100 percent of the annual average of the highest three consecutive calendar years of Compensation paid to him by the Employer during his active participation in this Plan; multiplied by the Member's Credited Service (or his Vesting Service if subsection (a)(2) above is applicable), determined as of the time benefits commence, not to exceed ten years. In no case will the preceding limit reduce the accrued benefit of a Member determined on September 30, 1983 or on September 30, 1987, provided such benefit complied with the maximum benefit limitation then in effect.

         If the Plan satisfied the applicable requirements of section 415 of the Code as in effect for all limitation years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the defined benefit plan fraction and the defined contribution plan fraction computed under section 415(e)(1) of the Code, as revised by the Tax Reform Act of 1986, does not exceed 1.0 for such limitation year. In the event the special limitation contained in this subparagraph is exceeded, the benefits otherwise payable to the Member under this qualified defined benefit Plan shall be reduced to the extent necessary to meet such limitation. If the annual benefit begins before a Member's Social Security Retirement Age, but on or after age 62, the actuarial adjustment for such benefit referred to in paragraph (1) above shall be determined by reducing the dollar limitation by five-ninths of 1 percent for each of the first 36 months by which the Benefit Commencement Date precedes the Social Security Retirement Age, and by five-twelfths of 1 percent for each of the next 24 months, if any, by which the Benefit Commencement Date precedes the Social Security Retirement Age. For benefits commencing prior to age 62, an additional adjustment shall be made to the benefit which could otherwise have been payable commencing at age 62; such adjustment shall be based on an interest rate of 7 percent or such other rate described in section 2.1(b). If the annual benefit begins after a Member's Social Security Retirement Age, the actuarial adjustment for such benefit referred to in paragraph (1) above shall be based on an interest rate of 5 percent. If a Member's annual benefit does not exceed $10,000 and if he did not participate in any defined contribution plan maintained by an Affiliate, the limitations described in (1) and (2) above will not apply; provided, however, if such Member has fewer than ten years of Vesting Service, instead of $10,000, the exemption shall be $1,000 multiplied by his years of Vesting Service, determined as of the time benefits commence. The amount in (1) above, and the amount in (2) above for a Member who has terminated his employment with all Affiliates, shall be automatically adjusted annually for increases in the cost of living as follows: as of January 1 of each calendar year, the dollar limitation as determined by the Commissioner of Internal Revenue for that calendar year will become effective as the maximum permissible dollar amount for that calendar year. The maximum permissible dollar amount for a calendar year applies to limitation years ending with or within that calendar year. The requirement of ten years of Vesting Service shall apply with respect to each change in benefit structure under the Plan, as required by section 415(b)(5) of the Code and the regulations thereunder.

                  (6)  by adding a new subsection 6.14 to the Plan:

                  6.14 SPECIAL DISTRIBUTION RULES. All distributions required under this Plan shall be determined and made in accordance with Treasury Regulations under Code section 401(a)(9), including the minimum distribution incidental benefit requirement of Treasury Regulation section 1.401(a)(9)-2 and the provisions of section 401(a)(11) of the Code relating to incidental death benefit payments. If the Participant dies after distribution of his or her interest has commenced, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death. If a Participant dies before distribution of his or her interest has commenced, distribution shall be made in accordance with the provisions of subsection 401(a)(9)(B) of the Code.

                  (7)  by adding a new subsection 12.5 to the Plan:

                  12.5 AMENDMENT OF VESTING SCHEDULE. If the Plan is amended to provide a different vesting schedule, each person adversely affected:

                  (a) who is a Participant during the election period below; and

                  (b) who has completed at least three years of Service before that period ends;

         may elect to have the amendment disregarded in determining his vested amount. The election must be in writing and delivered to the Corporate Benefits Committee within the election period. Upon delivery, the election will be irrevocable. The election period begins on the date such amendment is adopted and ends 60 days after the latest of the date:

                  (c)      the amendment is adopted;

                  (d)      the amendment becomes effective; or

                  (e) the Corporate Benefits Committee delivers a written notice of the amendment to the Participant.

         No amendment to the Plan's vesting schedule may decrease the vested amount which any Participant has earned as of the date of the amendment.

                  (8) by substituting the following for paragraph 14.2(a) of the Plan:

         (a) "AGGREGATION GROUP" means the Plan and all other plans maintained by the Employer and nonparticipating Affiliates which cover a Key Employee and any other plan which enables a plan covering a Key Employee to meet the requirements of Code section 401(a)(4) or 410 including any plan that terminated within the five-year period ending on the relevant determination date. In addition, at the election of the Committee, the Aggregation Group may be expanded to include any other qualified plan maintained by an Employer or nonparticipating Affiliate if such expanded Aggregation Group meets the requirements of Code sections 401(a)(4) and 410.

                  (9) by substituting the following for subsection 14.3 of the Plan:

                  14.3 VESTING REQUIREMENTS. If the Plan is determined to be top-heavy with respect to a Plan Year under the provisions of section 14.1, then a Member's interest in his accrued benefit shall vest in accordance with the following schedule:

                           Years of Service                   Vesting Percentage
                           ----------------                   ------------------
                           Less than 3                                  0%
                             3 or more                                100%

         The vesting provisions described in this section shall not apply to a Member who does not have an Hour of Service after the Plan becomes top-heavy. If in a subsequent Plan Year the Plan is no longer top-heavy, the vesting provisions that were in effect prior to the time the Plan became top-heavy shall be reinstated.

         IN WITNESS WHEREOF, the undersigned, a duly appointed member of the Corporate Benefits Committee, has caused this Ninth Amendment to be executed on its behalf, this 12th day of June, 1996.

                                       /s/
                                       ----------------------------------
                                       A Member of the Corporate Benefits
                                       Committee